Exhibit 99.2

                       ASSIGNMENT OF AGREEMENT TO ACQUIRE
                                THE MARG PROPERTY


This Assignment of the Marg Property Purchase Agreement is dated as of the 1st day of March, 2005.


         WHEREAS, Medallion Capital Corp. ("Medallion") entered into a contract with Atna Resources Ltd. dated November 25, 2004, to acquire the Marg Property( the "Agreement");


         WHEREAS, Medallion has agreed to assign to Yukon Gold Corporation, Inc. ("Yukon Gold") the Agreement in consideration of the amounts of cash and common shares set out herein and assumption by Yukon Gold of all further obligations under the Agreement a copy of which is attached hereto as Schedule A and forms part hereof.


         NOW THEREFORE, the parties agree as follows.


         1. In consideration of One Hundred and Fifty Thousand Dollars ($150,000) plus 133,333 common shares of Yukon Gold (the Shares) and assumption by Yukon Gold of all further obligations under the Agreement, Medallion hereby assigns, transfers and conveys the Agreement and title to the property to Yukon Gold. Medallion shall have no further right title or interest in and to the Agreement subject only to the terms of the Loan Agreement between the parties hereto of similar date.


         2. Yukon Gold hereby consents to and accepts such assignment of the Agreement from Medallion to Yukon Gold and agrees to assume the obligations of Medallion under the Agreement.


         3. Medallion directs Yukon gold to issue the Shares in the name of Atna Resources Ltd. 510-510 Burrard Street, Vancouver BC, Canada.


         4. Yukon Gold directs Medallion to cause title to the mineral claims set out in the Agreement to be registered in the name of its wholly owned subsidiary Yukon Gold Corp. 347 Bay St. Suite 408, Toronto, ON, Canada.


         5. The parties agree that no other consent of any third party is required to permit the foregoing assignment of the Agreement.

         6. Yukon Gold hereby assumes all obligations of Medallion under the Agreement and agrees that it shall not make a claim against Medallion for indemnification or reimbursement for any obligations arising under the Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment of Note as of the date first above written.


                                   MEDALLION CAPITAL CORP.



                                   By: /s/Stafford Kelley
                                       ------------------
                                       Stafford Kelley, President



                                   YUKON GOLD CORPORATION, INC.


                                   By: /s/ Warren Holmes
                                       -----------------
                                       Warren Holmes, Chairman & CEO

                                  SCHEDULE "A"

                                  MARG PROPERTY

                           PROPERTY PURCHASE AGREEMENT

                            Dated November 25th, 2004

                                    Between:

                               ATNA RESOURCES LTD.

                                       and

                             MEDALLION CAPITAL CORP.

--------------------------------------------------------------------------------

                                      INDEX
                                                                           Page

          RECITALS............................................................3
1.        PURCHASE AND SALE...................................................3
2.        ROYALTIES...........................................................3
3.        CLOSING DATE - COMPLETION DATE......................................3
4.        PRODUCTION SHARES...................................................3
5.        TRANSFER OF TITLE...................................................3
6.        RIGHT OF ENTRY......................................................3
7.        REPRESENTATIONS AND WARRANTIES OF THE VENDOR........................3
8.        REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.....................3
9.        COVENANTS OF THE PURCHASER..........................................3
10.       DEFAULT AND TERMINATION.............................................3
11.       INDEPENDENT ACTIVITIES..............................................3
12.       CONFIDENTIALITY OF INFORMATION......................................3
13.       ASSIGNMENT..........................................................3
14.       UNAVOIDABLE DELAYS..................................................3
15.       ARBITRATION.........................................................3
16.       NOTICES.............................................................3
17.       GENERAL TERMS AND CONDITIONS........................................3

SCHEDULE "A": The Property
SCHEDULE "B": Net Profits Interest payable to Archer, Cathro & Associates (1981)
              Limited

                                  MARG PROPERTY

                           PROPERTY PURCHASE AGREEMENT

              THIS AGREEMENT is made as of the 25th day of November, 2004,

BETWEEN:

             ATNA RESOURCES LTD., a company duly incorporated under the laws of the Province of British Columbia and having a registered office at 1040-999 West Hastings Street, Vancouver, B.C., V6C 2W2



             (hereinafter referred to as the "Vendor")

                                                              OF THE FIRST PART,

AND:

             MEDALLION CAPITAL CORP., a company incorporated under the laws of the Province of Ontario and having an office at Suite 408, 347 Bay Street, Toronto, Ontario, M5H 2K7



             (hereinafter referred to as the "Purchaser" or "Medallion")

                                                             OF THE SECOND PART.

RECITALS

             WHEREAS the Vendor is the recorded and beneficial owner of a 100% interest in certain mineral claims situated in the Mayo Mining District, Yukon Territory, Canada (more particularly set out in Schedule "A" hereto and hereinafter referred to as the "Property"), subject to the Net Profits Royalties as set out herein;

             AND WHEREAS the Vendor has agreed to sell to Medallion a 100% interest in and to the Property, subject to the Net Profits Royalties as set out herein

             AND WHEREAS Medallion, as soon as possible following the execution and delivery of this agreement, intends to assign its entire interest in and to this agreement and the Property to Yukon Gold Corporation, Inc. ("Yukon Gold");

             NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements herein contained and subject to the terms and conditions hereafter set out, the parties hereto agree as follows:

1.           PURCHASE AND SALE

1.01 The Vendor hereby sells to the Purchaser, and the Purchase hereby buys from the Vendor, a 100% interest in and to the Property by paying to the Vendor the sum of $600,000 and delivering to the Vendor 400,000 common shares in the capital of Yukon Gold (the "Yukon Gold Shares"), to be respectively paid and delivered to the Vendor as follows:

             (a) the sum of $130,000 cash (the prior receipt of $80,000 of which is hereby acknowledged by the Vendor) and 133,333 Yukon Gold Shares, to be respectively paid and delivered to the Vendor on the "Closing Date", as hereinafter defined; and

             (b) an additional $20,000 cash to be paid to the Vendor on or before February 28, 2005; and

             (c) an additional $50,000 cash and an additional 133,333 Yukon Gold Shares to be respectively paid and delivered to the Vendor on or before the first anniversary of the Closing Date; and

             (d) an additional $100,000 cash and an additional 133,334 Yukon Gold Shares to be respectively paid and delivered to the Vendor on or before the second anniversary of the Closing Date; and

             (e) an additional $100,000 cash to be paid to the Vendor on or before the third anniversary of the Closing Date; and

             (f) an additional $200,000 to be paid to the Vendor on or before the fourth anniversary of the Closing Date, payable in any combination of cash and Yukon Gold Shares as the Purchaser may determine, and calculated pursuant to paragraph 4.04 hereof.

2.           ROYALTIES

2.01 The Property is subject to two (2) Net Profit Royalties ("NPR") as described below and for which the Purchaser accepts responsibility, following the Closing Date.

2.02 A two percent (2%) calculated on one third (1/3) of the Net Profits is payable to Archer Cathro and Associates (1981) Limited in accordance with the terms set out in Schedule B hereto.

2.03 A five percent (5%) NPR is payable to Chevron Canada Ltd. and is calculated in accordance with the terms set out in Schedule E of the Joint Venture Agreement between SMD Mining CO. Ltd and NDU Resources Ltd., dated January 1, 1989, a copy of which is acknowledged by the Purchaser as being delivered.


3.           CLOSING DATE - COMPLETION DATE

3.01 In this agreement, "Closing Date" means December 12, 2004, or such other date as may be agreed to by the parties hereto.

3.02 The date on which the Purchaser completes the payment to the Vendor of the sum of $600,000 and delivers to the Vendor the 400,000 Yukon Gold Shares, as set out in paragraph 1.01 hereof, is referred to hereinafter as the "Completion Date".

4.           PRODUCTION SHARES

4.01 On the "Commencement of Commercial Production" (as hereinafter defined), the Purchaser shall pay to the Vendor an additional $1,000,000, payable in any combination of cash and Yukon Gold Shares as the Purchaser may determine, and calculated pursuant to paragraph 4.03 hereof.

4.02         In this agreement, "Commencement of Commercial Production" means:

         (a) if a processing facility is located on the Property, the last day of a period of 30 consecutive days in which, for not less than 25 days, such facility processed ore from the Property at not less than 50% of its rated capacity; or

         (b) if no processing facility is located on the Property, the last day of the first period of 30 consecutive days during which ore has been shipped from the Property on a regular basis at a rate equal to 50% of the daily rate projected in a feasibility study or permit to operate a mine for the purpose of earning revenues;

PROVIDED THAT no period of time during which ore or concentrate is shipped from the Property for testing purposes, and no period of time during which milling operations are undertaken as initial tune-up, shall be taken into account in determining the date of the Commencement of Commercial Production.

4.03 In the event that the Purchaser elects to make a payment in the form of Yukon Gold Shares pursuant to subparagraph 1.01(e) or paragraph 4.01, the number of shares to be delivered shall be equal to the "Payment Amount" divided by the "Current Market Price" (as each of those terms is hereinafter defined). The Purchaser shall give the Vendor not less than 30 days' advance notice of the election, and shall indicate the dollar amount of the applicable payment in respect of which it elects to pay Yukon Gold Shares.

4.04         In this agreement:

             (a) "PAYMENT AMOUNT" means the amount in dollars in respect of which the Purchaser elects to make payment in the form of Yukon Gold Shares; and

             (b) "Current Market Price" means the weighted average trading price of Yukon Gold Shares over the 20 trading days that end 10 days prior to the proposed date of payment on the trading market on which the Yukon Gold Shares trade, and if such shares trade on more than one market, the market with the highest volume of trading shall be selected as the market to be used for the purpose of making the calculation of the weighted average trading price. If the trading market selected is quoted in US dollars the exchange rate quoted by the Bank of Canada on the date the calculation is made shall be used to determine the Canadian dollar equivalent.

5.           TRANSFER OF TITLE

5.01 On the Closing Date, the Vendor shall deliver to the Purchaser recordable Bills of Sale or other applicable conveyancing documentation sufficient to affect the transfer of a 100% interest in and to the Property to the Purchaser, provided the Purchaser may elect to have Yukon Gold Corp. named in the said documentation.


6.           RIGHT OF ENTRY

6.01 During the currency of this agreement prior to the Completion Date, the Purchaser, its servants, agents and workmen and any persons duly authorized by the Purchaser, shall, subject to subparagraph 9.01(g) hereof, have the exclusive right to enter upon and take possession of and prospect, explore and develop (but not mine) the Property in such manner as the Purchaser in its sole discretion may deem advisable. The Purchaser shall have the right to mine the Property following the Completion Date.

7.           REPRESENTATIONS AND WARRANTIES OF THE VENDOR

7.01         The Vendor hereby represents and warrants to the Purchaser that:

        (a) it is a company in good standing under the laws of the province of British Columbia and has full corporate power and authority to enter into this agreement;

        (b) it is now the sole owner of a "Participating Interest" (as that term is defined in the Marg Joint Venture Agreement effective
             January 1, 1989 between SMD Mining Co. Ltd. ("SMD") and NDU Resources Ltd., ("NDU") and as a result, such agreement has now terminated pursuant to its terms;

        (c) it is the recorded and beneficial owner of a 100% interest in and to the Property;

        (d) to the best of its knowledge, the mineral claims comprising the Property have been validly located and are now duly recorded and in good standing substantially in accordance with the laws in effect in the jurisdiction in which they are situated;

        (e) the entering into this agreement does not conflict with any applicable law nor does it conflict with, or result in a breach of or accelerate the performance required by any contract or other commitment to which it is a party or by which it is bound;

        (f) it has the exclusive right to enter into this agreement and all necessary authority to assign to the Purchaser a 100% right, title and interest in and to the Property in accordance with the terms and conditions of this agreement;

        (g) to the best of its knowledge, other than as disclosed in Article 2 and in Schedule "A" hereto, the Property is free and clear of all liens and encumbrances;

        (h) there are no outstanding or, to the best of the Vendor's information, knowledge and belief, proposed, threatened or contemplated actions or suits which, if successful, would or could affect the market value or ownership of the Property or any portion thereof;

        (i) conditions on and relating to the Property are in compliance with all applicable laws, regulations and orders relating to environmental matters, including, but not limited to, waste disposal and storage; and

        (j) there are no reclamation liabilities to be carried out in the future, outstanding work orders or actions required to be taken relating to the condition of the Property, or any operations that have been carried out thereon; and

        (k) on the Closing Date the Vendor will deliver to the Purchaser copies of all reports, maps and other documents and or materials relating to the Property in the Vendor's possession.

7.02 The representations and warranties hereinbefore set out are conditions upon which the Purchaser has relied on entering into this agreement and shall survive the Completion Date by a period of 24 months. The Vendor hereby indemnifies and saves the Purchaser harmless from all loss, damage, costs, actions and suits arising out of or in connection with any breach of any representation or warranty made by it and contained in this agreement; provided that for such indemnity to be effective, the Vendor must receive notice of any claim hereunder within the 24-month period set out above.

8.           REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

8.01         Medallion represents and warrants to the Vendor that:

        (a) it has full corporate power and authority to enter into this agreement and the entering into of this agreement does not conflict with any applicable laws or with its charter documents nor does it conflict with, or result in a breach of, or accelerate the performance required by any contract or other commitment to which it is party or by which it is bound;

        (b) it will assign its entire interest in and to the Property and this agreement to Yukon Gold within 90 days of the Closing Date, and following such assignment, all references herein to the Purchaser shall be construed as references to Yukon Gold;

        (c) Yukon Gold is a company in good standing under the laws of Delaware;

        (d) within 90 following the Closing Date, the Yukon Gold Shares will trade in the United States on the OTC Bulletin Board; and

        (e) the Yukon Gold Shares to be delivered hereunder to the Vendor shall be free-trading, fully-paid and non-assessable shares in the capital of Yukon Gold, not subject to any escrow or pooling restrictions, other than those required by law or regulation provided for in the Securities Act of 1933 as amended or the
             Securities   and  Exchange  Act  of  1934  as  amended.


7.02 The representations and warranties hereinbefore set out are conditions upon which the Vendor has relied on entering into this agreement and shall survive the Completion Date by a period of 24 months. The Purchaser hereby indemnifies and saves the Vendor harmless from all loss, damage, costs, actions and suits arising out of or in connection with any breach of any representation or warranty made by it and contained in this agreement; provided that for such indemnity to be effective, the Purchaser must receive notice of any claim hereunder within the 24-month period set out above.

9.           COVENANTS OF THE PURCHASER

9.01 The Purchaser covenants and agrees with the Vendor that during the currency of this agreement:

        (a) prior to the Completion Date the Purchaser shall carry out and record or cause to be carried out and recorded all such assessment work upon the Property as may be required in order to maintain the Property in good standing at all times; notwithstanding the foregoing, the Purchaser shall record all eligible expenditures as assessment credits up to the maximum amount permitted under the applicable law or policy, shall file all assessment credits not less than 30 days prior to the expiry date or anniversary date of any mineral claim in respect of which the assessment credits are being filed and shall provide the Vendor with a copy of the filing within 48 hours of it being filed;

        (b) prior to the Completion Date the Purchaser shall keep the Property clear of liens and all other charges arising from its operations thereon; PROVIDED THAT after the Completion Date, the Purchaser may pledge the Property as collateral for financing to bring the Property into commercial production;

        (c) prior to the Completion Date the Purchaser shall carry on all operations on the Property in a good and miner-like manner and in compliance with all applicable governmental regulations and restrictions;

        (d) prior to the Completion Date the Purchaser shall pay or cause to be paid any rates, taxes, duties, royalties, assessments or fees levied with respect to the Property or the Purchaser's operations thereon;

        (e) in the event the Purchaser terminates this agreement prior to the Completion Date, the Purchaser will leave the Property in a safe and environmentally acceptable condition in accordance with good miner-like practice and all applicable requirements of law;

        (f) the Purchaser shall indemnify the Vendor and save it harmless from any and all liabilities, costs, damages or charges arising from the failure of the Purchaser to comply with the covenants contained in this article or otherwise arising from its operations on the Property;

        (g) prior to the Completion Date the Purchaser shall allow the Vendor and any duly authorized agent or representative of the Vendor to inspect the Property at all times and intervals; PROVIDED HOWEVER that it is agreed and understood that the Vendor or any such agent or representative shall be at his own risk and the Purchaser shall not be liable for any loss, damage or injury incurred by such persons arising from their inspection of the Property, except those caused by the gross negligence or willful misconduct of the Purchaser, its agents, employees and directors;

        (h) prior to the Completion Date, the Purchaser shall allow the Vendor access at all times to all maps, reports, assay results and other technical data prepared or obtained by the Purchaser in connection with its operations on the Property; and

        (i) prior to the Completion Date, the Purchaser shall, during times when technical data are being produced, provide the Vendor with copies of all technical data generated, together with location maps, sampling plans and other information sufficient to enable the reader to interpret the said data; such reports shall be delivered to the Vendor within 10 days of the end of each quarter in which they are produced and shall provide the Vendor with copies of any and all documents filed by the Purchaser to record assessment work on the Property prior to the Completion Date;

        (j) prior to the Completion Date the Purchaser will obtain and maintain during any period in which active work is carried out hereunder, not less than the following:

                  (i) employer's liability insurance covering each employee engaged in the operations hereunder to the extent of $1,000,000 where such employee is not covered by Worker's Compensation;

                  (ii) comprehensive general liability insurance in such forms as may be customarily carried by a prudent operator for similar operations with a bodily injury, death and property damage limit of $2,000,000 inclusive;

                  (iii) aircraft liability insurance covering all aircraft, owned and non-owned, operated and/or licensed by the Purchaser, with a bodily injury, death and property damage limit of $2,000,000 inclusive;

                  and will forward to the Vendor if requested the Purchaser's certificate of insurance for such amounts and will give the Vendor advance written notice of any reduction or termination of such coverage; and

        (k) Medallion shall assign its entire right, title and interest in and to the Property and this agreement to Yukon Gold pursuant to an assignment and assumption agreement, in form and substance satisfactory to the Vendor acting reasonably, and shall forward a draft of such agreement to the Vendor for its comments prior to such agreement being executed by Medallion and Yukon Gold. Upon such assignment, Yukon Gold shall assume all of the rights, duties and liabilities of the Purchaser hereunder. Yukon Gold may elect to record title to the Property in the name of Yukon Gold Corp., and Ontario Corporation which is the wholly-owned subsidiary of Yukon Gold, and in such event, Yukon Gold Corp. shall be a party to the assignment agreement.


10.          DEFAULT AND TERMINATION

10.01 If the Purchaser fails to make any cash payment or share delivery to the Vendor pursuant to paragraphs 1.01 or 2.01 hereof on or before the last date set out therein, the Vendor may terminate this agreement but only if:

        (a) it shall first have given to the Purchaser a notice of the default containing particulars of the cash payment or share delivery which the Purchaser has not fulfilled; and

        (b) the Purchaser has not, within 15 days following delivery of such notice of default, cured such default by appropriate payment or share delivery.

Should the Purchaser fail to comply with the provisions of this sub-paragraph 10.01(b), the Vendor may thereafter terminate this agreement by notice to the Purchaser.

10.02        If   the Purchaser  fails  to  perform   any   covenant  made by it
hereunder, the Vendor may terminate this agreement but only if:

        (a) it shall first have given to the Purchaser a notice of the default containing particulars of the covenant which the Purchaser has not fulfilled; and

        (b) the Purchaser has not, within 15 days following delivery of such notice of default, cured such default or commenced proceedings to cure such default by appropriate performance (the Purchaser hereby agreeing that should it so commence to cure any default it will prosecute the same to completion without undue delay.)

Should the Purchaser fail to comply with the provisions of this sub-paragraph 10.02(b), the Vendor may thereafter terminate this agreement by notice to the Purchaser.

10.03 This agreement shall terminate if the Purchaser makes an assignment for the benefit of its creditors, is declared bankrupt, makes a proposal or otherwise takes advantage of provisions for relief under the Bankruptcy Act or similar legislation in any jurisdiction, or makes an authorized assignment.

10.04 In the event of termination of this agreement prior to the Completion Date, the Purchaser shall irrevocably assign to the Vendor all right, title and interest in and to the Property, free and clear of all charges, liens and encumbrances other than those in effect on the Closing Date. The Purchaser hereby appoints the Vendor as its attorney at law with full power and authority to execute all such documents as may be required to transfer to the Vendor a 100% recorded and beneficial interest in and to the Property

10.05.       Upon termination of this agreement the Purchaser shall:

        (a) have completed and recorded sufficient assessment work on the Property to maintain the Property in good standing for a period of at least two years from the date of termination;

        (b) have satisfied all applicable laws, regulations and policies relating to reclamation of the Property and shall leave the Property in a safe and environmentally acceptable condition; and

        (c) turn over to the Vendor originals of all maps, reports, assay results and other data and documentation in its possession in connection with its operations on the Property.

10.06 Upon the termination of this agreement, the Purchaser forfeits any and all interest in the Property hereunder and shall cease to be liable to the Vendor in debt, damages or otherwise save for the performance of those of its obligations in existence on the date of termination.

10.07 Upon termination of this agreement, the Purchaser shall vacate the Property within a reasonable time after such termination, but shall have the right of access to the Property for a period of six months thereafter, upon giving the Vendor prior written notice and at the Purchaser's sole risk, for the purpose of removing its chattels, machinery, equipment and fixtures therefrom, and for the purpose of fulfilling its obligations pursuant to subparagraph 10.04(b) hereof. None of the Purchaser's chattels, machinery, equipment, fixtures and supplies shall be left on the Property except with the express prior written consent of the Vendor.

11.          INDEPENDENT ACTIVITIES

11.01 Except as expressly provided herein, each party shall have the free and unrestricted right to independently engage in and receive the full benefit of any and all business endeavours of any sort whatsoever, whether or not competitive with the endeavours contemplated herein without consulting the other or inviting or allowing the other to participate therein. No party shall be under any fiduciary or other duty to the other which will prevent it from engaging in or enjoying the benefits of competing endeavours within the general scope of the endeavours contemplated herein. The legal doctrines of "corporate opportunity" sometimes applied to persons engaged in a joint venture or having fiduciary status shall not apply in the case of any party. In particular, without limiting the foregoing, no party shall have an obligation to any other party as to:

        (a)  any  opportunity  to  acquire,   explore  and  develop  any  mining
             property, interest or right presently owned by it or offered to it outside of the Property at any time; and

        (b) the erection of any mining plant, mill, smelter or refinery, whether or not such mining plant, mill, smelter or refinery treats ores or concentrates from the Property.


12.          CONFIDENTIALITY OF INFORMATION

12.01 The parties hereto shall, subject to the exceptions set out hereinafter, treat all data, reports, records and other information relating to this agreement and the Property as confidential. While this agreement is in effect, no party hereto shall, without the express written consent of the other, disclose to any third party any information concerning the results of the operations hereunder nor issue any press releases concerning this agreement or its exploration operations except where such disclosure is mandatory under the law or is deemed necessary by the disclosing party's counsel for the satisfaction by the disclosing party of its obligations to applicable securities regulatory bodies, and the disclosing party has, prior to the public disclosure, given the non-disclosing parties a draft copy of the disclosure.

13.          ASSIGNMENT

13.01 In addition to the assignment from Medallion to Yukon Gold contemplated in subparagraph 9.01(l) of this agreement (and in respect of which the Vendor hereby gives its consent), any party may at any time dispose of all or any part of its interest in the Property and in this agreement to any third party (the "Assignee") provided that the Assignee shall, prior to and as a condition precedent to such disposition, deliver to the non-assigning party its covenant with and to the non-assigning party that:

        (a) to the extent of the disposition, the Assignee agrees to be bound by the terms and conditions of this agreement as if it had been an original party hereto; and

        (b) it will subject any further disposition of the interest acquired to the restrictions contained in this paragraph;

and further provided that the non-assigning party must give its prior written consent to the assignment, such consent not to be unreasonably withheld.

14.          UNAVOIDABLE DELAYS

14.01 If any party should be delayed in or prevented from performing any of the terms, covenants or conditions of this agreement (but expressly excluding payment of cash or issuance of shares to the Vendor under paragraphs 1.01 and
4.01 hereof) by reason of a cause (excluding lack of funds) beyond the control of such party, including fires, floods, earthquakes, subsidence, ground collapse or landslides, interruptions or delays in transportation or power supplies, strikes, lockouts, wars, acts of God, government regulation or interference, including but without restricting the generality of the foregoing, forest or highway closures or any other cause beyond such party's control, then any such failure on the part of such party to so perform shall not be deemed to be a breach of this agreement and the time within which such party is obliged to comply with any such term, covenant or condition of this agreement shall be extended by the total period of all such delays. In order that the provisions of this article may become operative, such party shall give notice in writing to the other party, forthwith and for each new cause of delay or prevention and shall set out in such notice particulars of the cause thereof and the day upon which the same arose, and shall give like notice forthwith following the date that such cause ceased to subsist.


15.          ARBITRATION

15.01 If there is any disagreement, dispute or controversy (hereinafter collectively called a "Dispute") between the parties with respect to any matter arising under this agreement or the construction hereof, then the Dispute shall be determined by arbitration in accordance with the following procedures:

        (a) the parties to the Dispute shall appoint a single mutually acceptable arbitrator. If the parties cannot agree upon a single arbitrator, then the party on the side of the Dispute shall name an arbitrator, and give notice thereof to the party on the other side of the Dispute;

        (b) the party on the other side of the Dispute shall within 14 days of the receipt of notice, name an arbitrator; and

        (c) the two arbitrators so named shall, within seven days of the naming of the later of them, name a third arbitrator.

             If the party on either side of the Dispute shall fail to name its arbitrator within the allotted time, then the arbitrator named may make a determination of the Dispute. Except as expressly provided in this paragraph, the arbitration shall be conducted in accordance with the Commercial Arbitration Act (British Columbia) and the arbitration shall be held in Vancouver, British Columbia, Canada. The decision of the arbitrator or the majority of the arbitrators shall be made within 30 days following the naming of the latest of them and shall be conclusive and binding upon the parties. The costs of arbitration shall be borne equally by the parties to the dispute unless otherwise determined by the arbitrator(s) in the award.


16.          NOTICES

16.01 Any notice, election, consent or other writing required or permitted to be given hereunder shall be deemed to be sufficiently given if delivered or if mailed by registered air mail or by telegram or fax, addressed as follows:

             In the case of the Vendor:

             Atna Resources Ltd.
             #510 - 510 Burrard Street
             Vancouver, B.C.  V6C 3A8
             Fax:  (604) 684-8887

             Attention:  David Watkins

             with a copy to:

             VECTOR CORPORATE FINANCE LAWYERS
             Barristers & Solicitors
             1040 - 999 West Hastings Street
             Vancouver, B.C.
             V6C 2W2F
             Fax:  (604) 683-2643

             Attention:  Graham H. Scott

             In the case of the Purchaser:

             Medallion Capital Corp.
             408 - 347 Bay Street
             Toronto, ON M5H 2R7
             Fax:     (416) 865-1250

             Attention: Stafford Kelley

             and any such notice given as aforesaid shall be deemed to have been given to the parties hereto if delivered, when delivered, or if mailed, on the tenth business day following the date of mailing, or, if telegraphed or faxed, on the next succeeding day following the telegraphing or faxing thereof PROVIDED HOWEVER that during the period of any postal interruption in either the country of mailing or the country of delivery, any notice given hereunder by mail shall be deemed to have been given only as of the date of actual delivery of the same. Any party may from time to time by notice in writing change its address for the purpose of this paragraph.

17.          GENERAL TERMS AND CONDITIONS

17.01 The parties hereto hereby covenant and agree that they will execute such further agreements, conveyances and assurances as may be requisite, or which counsel for the parties may deem necessary to effectually carry out the intent of this agreement.

17.02 This agreement shall represent the entire understanding between the parties with respect to the Property, and expressly supersedes the letter agreement between the Vendor and Medallion dated August 26, 2004. No representations or inducements have been made save as herein set forth. No changes, alterations, or modifications of this agreement shall be binding upon either party until and unless a memorandum in writing to such effect shall have been signed by all parties hereto.

17.03 The titles to the articles to this agreement shall not be deemed to form part of this agreement but shall be regarded as having been used for convenience of reference only.

17.04 The schedules to this agreement shall be construed with and as an integral part of this agreement to the same extent as if they were set forth verbatim herein.

17.05 All reference to dollar amounts contained in this agreement are references to Canadian funds.

17.07 This agreement shall be governed by and interpreted in accordance with the laws in effect in British Columbia, and the parties hereto attorn to the courts of British Columbia for the resolution of any disputes arising out of this agreement.

17.08 This agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

17.09 This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

17.10             Time shall be of the essence of this agreement.

                  IN WITNESS WHEREOF this agreement has been executed by the parties hereto as of the day and year first above written.

The COMMON SEAL of ATNA RESOURCES LTD. was hereunto )
affixed in the presence of:                         )
                                                    )
                                                    )
                                                    )       c/s )
                                                    )
                                                    )
                                                    )


The COMMON SEAL of MEDALLION CAPITAL CORP was hereunto ) affixed in the presence of: )
                                                    )
                                                    )
                                                    )       c/s )
                                                    )
                                                    )
                                                    )



This is page 3 of that certain agreement dated November 25, 2004, between Atna Resources Ltd. of the first part and Medallion Capital Corp., of the second part.

                                  SCHEDULE "A"

TO THAT CERTAIN AGREEMENT MADE AS OF THE 25th DAY OF NOVEMBER, 2004 BETWEEN ATNA RESOURCES LTD. OF THE FIRST PART AND MEDALLION CAPITAL CORP. OF THE SECOND PART
--------------------------------------------------------------------------------

                                 THE "PROPERTY"

MINING DISTRICT:  Mayo

AREA:             Mayo, Yukon Territory
-------------------------------------------------------------------------------
Claim #               Claim Name             Expiry Date      NTS Map
-------------------------------------------------------------------------------
YA76768               Tudl 01                 9/14/2007       106D/01
YA76769               Tudl 02                 9/14/2007       106D/01
YA76770               Tudl 03                 9/14/2007       106D/01
YA76771               Tudl 04                 9/14/2007       106D/01
YA76772               Tudl 05                 9/14/2007       106D/01
YA76773               Tudl 06                 9/14/2007       106D/01
YA76774               Tudl 07                 9/14/2007       106D/01
YA76775               Tudl 08                 9/14/2007       106D/01
YA76776               Tudl 09                 9/14/2007       106D/01
YA76777               Tudl 10                 9/14/2007       106D/01
YA76778               Tudl 11                 9/14/2007       106D/01
YA76779               Tudl 12                 9/14/2007       106D/01
YA76780               Tudl 13                 9/14/2007       106D/01
YA76781               Tudl 14                 9/14/2007       106D/01
YA76782               Tudl 15                 9/14/2007       106D/01
YA76783               Tudl 16                 9/14/2007       106D/01
YA76784               Tudl 17                 9/14/2007       106D/01
YA76785               Tudl 18                 9/14/2007       106D/01
YA76786               Tudl 19                 9/14/2007       106D/01
YA76787               Tudl 20                 9/14/2007       106D/01
YA76788               Tudl 21                 9/14/2007       106D/01
YA76789               Tudl 22                 9/14/2007       106D/01
YA76790               Tudl 23                 9/14/2007       106D/01

YA76791               Tudl 24                 9/14/2007       106D/01
YA76792               Tudl 25                 9/14/2007       106D/01
YA76793               Tudl 26                 9/14/2007       106D/01
YA76794               Tudl 27                 9/14/2007       106D/01
YA76795               Tudl 28                 9/14/2007       106D/01
YA76796               Tudl 29                 9/14/2007       106D/01
YA76797               Tudl 30                 9/14/2007       106D/01
YA76798               Tudl 31                 9/14/2007       106D/01
YA76799               Tudl 32                 9/14/2007       106D/01
YB02385               Marg 001                9/14/2006       106D/01
YB02386               Marg 002                9/14/2006       106D/01
YB02387               Marg 003                9/14/2006       106D/01
YB02388               Marg 004                9/14/2006       106D/01
YB02389               Marg 005                9/14/2006       106D/01
YB02390               Marg 006                9/14/2006       106D/01
YB02391               Marg 007                9/14/2006       106D/01
YB02392               Marg 008                9/14/2006       106D/01
YB02393               Marg 009                9/14/2006       106D/01
YB02394               Marg 010                9/14/2006       106D/01
YB02395               Marg 011                9/14/2006       106D/01
YB02396               Marg 012                9/14/2006       106D/01
YB02397               Marg 013                9/14/2006       106D/01
YB02398               Marg 014                9/14/2006       106D/01
YB02399               Marg 015                9/14/2006       106D/01
YB02400               Marg 016                9/14/2006       106D/01
YB02401               Marg 017                9/14/2006       106D/02
YB02402               Marg 018                9/14/2006       106D/02
YB02403               Marg 019                9/14/2006       106D/02
YB02404               Marg 020                9/14/2006       106D/02
YB02405               Marg 021                9/14/2006       106D/02
YB02406               Marg 022                9/14/2006       106D/02
YB02407               Marg 023                9/14/2006       106D/01
YB02408               Marg 024                9/14/2006       106D/01
YB02409               Marg 025                9/14/2006       105M/16
YB02410               Marg 026                9/14/2006       105M/16
YB02411               Marg 027                9/14/2006       105M/16
YB02412               Marg 028                9/14/2006       105M/16
YB02413               Marg 029                9/14/2006       105M/16
YB02414               Marg 030                9/14/2006       105M/16
YB02415               Marg 031                9/14/2006       105M/16
YB02416               Marg 032                9/14/2006       105M/16
YB02417               Marg 033                9/14/2006       105M/16
YB02418               Marg 034                9/14/2006       105M/16
YB02419               Marg 035                9/14/2006       105M/16
YB02420               Marg 036                9/14/2006       105M/16
YB02421               Marg 037                9/14/2006       105M/16
YB02422               Marg 038                9/14/2006       105M/16
YB02423               Marg 039                9/14/2006       105M/16
YB02424               Marg 040                9/14/2006       105M/16
YB02425               Marg 041                9/14/2006       105M/16
YB02426               Marg 042                9/14/2006       105M/16
YB02427               Marg 043                9/14/2006       105M/15
YB02428               Marg 044                9/14/2006       105M/15
YB02429               Marg 045                9/14/2006       105M/15
YB02430               Marg 046                9/14/2006       105M/15
YB02431               Marg 047                9/14/2006       105M/16
YB02432               Marg 048                9/14/2006       105M/16
YB02433               Marg 049                9/14/2006       105M/16
YB02434               Marg 050                9/14/2006       105M/16
YB02435               Marg 051                9/14/2006       105M/16
YB02436               Marg 052                9/14/2006       105M/16
YB02437               Marg 053                9/14/2006       105M/16
YB02438               Marg 054                9/14/2006       105M/16
YB02439               Marg 055                9/14/2006       105M/15
YB02440               Marg 056                9/14/2006       105M/15
YB02441               Marg 057                9/14/2006       105M/15
YB02442               Marg 058                9/14/2006       ????
YB02443               Marg 059                9/14/2006       106D/02

YB02444               Marg 060                9/14/2006       106D/02
YB02445               Marg 061                9/14/2006       106D/02
YB02446               Marg 062                9/14/2006       106D/02
YB02447               Marg 063                9/14/2006       106D/02
YB02448               Marg 064                9/14/2006       106D/02
YB02449               Marg 065                9/14/2006       106D/02
YB02450               Marg 066                9/14/2006       106D/02
YB02451               Marg 067                9/14/2006       106D/02
YB02452               Marg 068                9/14/2006       106D/02
YB02453               Marg 069                9/14/2006       106D/02
YB02454               Marg 070                9/14/2006       106D/02
YB02455               Marg 071                9/14/2006       106D/02
YB02456               Marg 072                9/14/2006       106D/02
YB02457               Marg 073                9/14/2006       106D/02
YB02458               Marg 074                9/14/2006       106D/02
YB02459               Marg 075                9/14/2006       106D/02
YB02460               Marg 076                9/14/2006       106D/02
YB02461               Marg 077                9/14/2006       106D/02
YB02462               Marg 078                9/14/2006       106D/02
YB02463               Marg 079                9/14/2006       106D/02
YB02464               Marg 080                9/14/2006       106D/02
YB02465               Marg 081                9/14/2006       106D/02
YB02466               Marg 082                9/14/2006       106D/02
YB02467               Marg 083                9/14/2006       106D/02
YB02468               Marg 084                9/14/2006       106D/02
YB02469               Marg 085                9/14/2006       106D/02
YB02470               Marg 086                9/14/2006       106D/02
YB02471               Marg 087                9/14/2006       106D/02
YB02472               Marg 088                9/14/2006       106D/02
YB02473               Marg 089                9/14/2006       106D/02
YB02474               Marg 090                9/14/2006       106D/02
YB02475               Marg 091                9/14/2006       106D/02
YB02476               Marg 092                9/14/2006       106D/02
YB02477               Marg 093                9/14/2006       106D/02
YB02478               Marg 094                9/14/2006       106D/02
YB02479               Marg 095                9/14/2006       106D/02
YB02480               Marg 096                9/14/2006       106D/02
YB02481               Marg 097                9/14/2006       106D/02
YB02482               Marg 098                9/14/2006       106D/02
YB02483               Marg 099                9/14/2006       105M/15
YB02484               Marg 100                9/14/2006       105M/15
YB02485               Marg 101                9/14/2006       105M/15
YB02486               Marg 102                9/14/2006       105M/15
YB02487               Marg 103                9/14/2006       105M/15
YB02488               Marg 104                9/14/2006       105M/15
YB02489               Marg 105                9/14/2006       105M/15
YB02490               Marg 106                9/14/2006       105M/15
YB02491               Marg 107                9/14/2006       105M/15
YB02492               Marg 108                9/14/2006       105M/15
YB02493               Marg 109                9/14/2006       105M/15
YB02494               Marg 110                9/14/2006       105M/15
YB02495               Marg 111                9/14/2006       105M/15
YB02496               Marg 112                9/14/2006       105M/15

YB02497               Marg 113                9/14/2006       105M/15
YB02498               Marg 114                9/14/2006       105M/15
YB02499               Marg 115                9/14/2006       105M/15
YB02500               Marg 116                9/14/2006       105M/15
YB02501               Marg 117                9/14/2005       105M/15
YB02502               Marg 118                9/14/2005       105M/15
YB02503               Marg 119                9/14/2005       105M/15
YB02504               Marg 120                9/14/2005       105M/15
YB02505               Marg 121                9/14/2005       105M/15
YB02506               Marg 122                9/14/2005       105M/15
YB02507               Marg 123                9/14/2005       105M/15
YB02508               Marg 124                9/14/2005       105M/15
YB02509               Marg 125                9/14/2005       105M/15
YB02510               Marg 126                9/14/2005       105M/15
YB02511               Marg 127                9/14/2005       105M/15
YB02512               Marg 128                9/14/2005       105M/15
YB02513               Marg 129                9/14/2005       105M/15
YB02514               Marg 130                9/14/2005       105M/15
YB02515               Marg 131                9/14/2005       105M/15
YB02516               Marg 132                9/14/2005       105M/15
YB02517               Marg 133                9/14/2005       105M/15
YB02518               Marg 134                9/14/2005       105M/15
YB02519               Marg 135                9/14/2005       105M/15
YB02520               Marg 136                9/14/2005       105M/15
YB02521               Marg 137                9/14/2005       105M/15
YB02522               Marg 138                9/14/2005       105M/15
YB02523               Marg 139                9/14/2005       105M/15
YB02524               Marg 140                9/14/2005       105M/15
YB02525               Marg 141                9/14/2005       105M/15
YB02526               Marg 142                9/14/2005       105M/15
YB02527               Marg 143                9/14/2005       105M/15
YB02528               Marg 144                9/14/2005       105M/15
YB02580               Marg 145                9/14/2006       105M/16
YB02581               Marg 146                9/14/2006       105M/16
YB02582               Marg 147                9/14/2006       105M/16
YB02583               Marg 148                9/14/2006       105M/16
YB02584               Marg 149                9/14/2006       105M/16
YB02585               Marg 150                9/14/2006       105M/16
YB02586               Marg 151                9/14/2006       105M/16
YB02587               Marg 152                9/14/2006       105M/16
YB02588               Marg 153                9/14/2006       105M/16
YB02589               Marg 154                9/14/2006       105M/16
YB02590               Marg 155                9/14/2006       105M/16
YB02591               Marg 156                9/14/2006       105M/16
YB02592               Marg 157                9/14/2006       105M/16
YB02593               Marg 158                9/14/2006       105M/16
YB02594               Marg 159                9/14/2005       105M/15
YB02595               Marg 160                9/14/2005       105M/15
YB02596               Marg 161                9/14/2005       105M/15
YB02597               Marg 162                9/14/2005       105M/15
YB02598               Marg 163                9/14/2005       105M/15
YB02599               Marg 164                9/14/2005       105M/15
YB02600               Marg 165                9/14/2005       105M/15

YB02601               Marg 166                9/14/2005       105M/15
YB02602               Marg 167                9/14/2005       105M/15
YB02603               Marg 168                9/14/2005       105M/15
YB02604               Marg 169                9/14/2005       105M/15
YB02605               Marg 170                9/14/2005       105M/15
YB02606               Marg 171                9/14/2005       105M/15
YB02607               Marg 172                9/14/2005       105M/15
YB02608               Marg 173                9/14/2005       105M/15
YB02609               Marg 174                9/14/2005       105M/15
YB02610               Marg 175                9/14/2005       105M/15
YB02611               Marg 176                9/14/2005       105M/15
YB02612               Marg 177                9/14/2005       105M/15
YB02613               Marg 178                9/14/2005       105M/15
YB02944               Marg 179                9/14/2005       105M/16
YB02945               Marg 180                9/14/2005       105M/16
YB02946               Marg 181                9/14/2005       105M/16
YB02947               Marg 182                9/14/2005       105M/16
YB02948               Marg 183                9/14/2005       105M/16
YB02949               Marg 184                9/14/2005       105M/16
YB02950               Marg 185                9/14/2005       105M/16
YB02951               Marg 186                9/14/2005       105M/16
YB02952               Marg 187                9/14/2005       105M/16
YB02953               Marg 188                9/14/2005       105M/16
YB02954               Marg 189                9/14/2005       105M/16
YB02955               Marg 190                9/14/2005       105M/16
YB03107               Marg 191                1/14/2008       106D/01
YB03108               Marg 192                1/14/2008       106D/01
YB03109               Marg 193                1/14/2008       106D/01
YB03110               Marg 194                1/14/2008       106D/01
YB03111               Marg 195                1/14/2008       106D/01
YB03112               Marg 196                1/14/2008       106D/01
YB03113               Marg 197                1/14/2008       106D/01
YB03114               Marg 198                1/14/2008       106D/01
YB03115               Marg 199                1/14/2008       106D/01
YB03116               Marg 200                1/14/2008       106D/01
YB03117               Marg 201                1/14/2008       106D/01
YB03118               Marg 202                1/14/2008       106D/01
YB03119               Marg 203                1/14/2008       106D/01
YB03120               Marg 204                1/14/2008       106D/01
YB03121               Marg 205                1/14/2008       106D/01
YB03122               Marg 206                1/14/2008       106D/01
YB03123               Marg 207                1/14/2008       106D/01
YB03124               Marg 208                1/14/2008       106D/01
YB03125               Marg 209                1/14/2008       106D/01
YB03126               Marg 210                1/14/2008       106D/01
YB03127               Marg 211                1/14/2008       106D/01
YB03128               Marg 212                1/14/2008       106D/01
YB03129               Marg 213                1/14/2008       106D/01
YB03130               Marg 214                1/14/2008       106D/01
YB03131               Marg 215                1/14/2008       106D/01
YB03132               Marg 216                1/14/2008       106D/01
YB03133               Marg 217                1/14/2008       106D/01
YB03134               Marg 218                1/14/2008       106D/01

YB03135               Marg 219                1/14/2008       106D/01
YB03136               Marg 220                1/14/2008       106D/01
YB03137               Marg 221                1/14/2008       106D/01
YB03138               Marg 222                1/14/2008       106D/01
YB03139               Marg 223                1/14/2008       106D/01
YB03140               Marg 224                1/14/2008       106D/01
YB03141               Marg 225                1/14/2008       106D/01
YB03142               Marg 226                1/14/2008       106D/01
YB03143               Marg 227                1/14/2008       106D/01
YB03144               Marg 228                1/14/2008       106D/01
YB03145               Marg 229                1/14/2008       106D/01
YB03146               Marg 230                1/14/2008       106D/01
YB03147               Marg 231                1/14/2008       106D/01
YB03148               Marg 232                1/14/2008       106D/01
YB03149               Marg 233                1/14/2008       106D/01
YB03150               Marg 234                1/14/2008       106D/01
YB03151               Marg 235                1/14/2008       106D/01
YB03152               Marg 236                1/14/2008       106D/01
YB03153               Marg 237                1/14/2008       106D/01
YB03154               Marg 238                1/14/2008       106D/01
YB03155               Marg 239                1/14/2008       106D/01
YB03156               Marg 240                1/14/2008       106D/01
YB03157               Marg 241                1/14/2008       106D/01
YB03158               Marg 242                1/14/2008       106D/01
YB03159               Marg 243                1/14/2008       106D/01
YB03160               Marg 244                1/14/2008       106D/01
YB03161               Marg 245                1/14/2008       106D/01
YB03162               Marg 246                1/14/2008       106D/01
YB03163               Marg 247                1/14/2008       106D/01
YB03164               Marg 248                1/14/2008       106D/01
YB03165               Marg 249                1/14/2008       106D/01
YB03166               Marg 250                1/14/2008       106D/01
YB03167               Marg 251                1/14/2008       106D/01
YB03168               Marg 252                1/14/2008       106D/01
YB03169               Marg 253                1/14/2008       106D/01
YB03170               Marg 254                1/14/2008       106D/01
YB03171               Marg 255                1/14/2008       106D/01
YB03172               Marg 256                1/14/2008       106D/01
YB03173               Marg 257                1/14/2008       106D/01
YB03174               Marg 258                1/14/2008       106D/01
YB03175               Marg 259                1/14/2008       106D/01
YB03176               Marg 260                1/14/2008       106D/01
YB03177               Marg 261                1/14/2008       106D/01
YB03178               Marg 262                1/14/2008       106D/01
YB03179               Marg 263                1/14/2008       106D/01
YB03180               Marg 264                1/14/2008       106D/01
YB03181               Marg 265                1/14/2008       106D/01
YB03182               Marg 266                1/14/2008       106D/01
YB03183               Marg 267                1/14/2008       106D/01
YB03184               Marg 268                1/14/2008       106D/01
YB03185               Marg 269                1/14/2008       106D/01
YB03186               Marg 270                1/14/2008       106D/01
YB03187               Marg 271                1/14/2008       106D/01

YB03188               Marg 272                1/14/2008       106D/01
YB03189               Marg 273                1/14/2008       106D/01
YB03190               Marg 274                1/14/2008       106D/01
YB03191               Marg 275                1/14/2008       106D/01
YB03192               Marg 276                1/14/2008       106D/01
YB03193               Marg 277                1/14/2008       106D/01
YB03194               Marg 278                1/14/2008       106D/01
YB03195               Marg 279                1/14/2008       106D/01
YB03196               Marg 280                1/14/2008       106D/01
YB03197               Marg 281                1/14/2008       106D/01
YB03198               Marg 282                1/14/2008       106D/01
YB03199               Marg 283                1/14/2008       106D/01
YB03200               Marg 284                1/14/2008       106D/01
YB03201               Marg 285                1/14/2008       106D/01
YB03202               Marg 286                1/14/2008       106D/01
YB03203               Marg 287                1/14/2008       106D/01
YB03204               Marg 288                1/14/2008       106D/01
YB03205               Marg 289                1/14/2008       106D/01
YB03206               Marg 290                1/14/2008       106D/01
YB03606               Marg 291                1/14/2006       105M/16
YB03607               Marg 292                1/14/2006       105M/16
YB03608               Marg 293                1/14/2006       105M/16
YB03609               Marg 294                1/14/2006       105M/16
YB03610               Marg 295                1/14/2006       105M/16
YB03611               Marg 296                1/14/2006       105M/16
YB03612               Marg 297                1/14/2006       105M/16
YB03613               Marg 298                1/14/2006       105M/16
YB03614               Marg 299                1/14/2006       105M/16
YB03615               Marg 300                1/14/2006       105M/16
YB03616               Marg 301                1/14/2006       105M/16
YB03617               Marg 302                1/14/2006       105M/16
YB03618               Marg 303                1/14/2006       105M/16
YB03619               Marg 304                1/14/2006       105M/16
YB03620               Marg 305                1/14/2006       105M/16
YB03621               Marg 306                1/14/2006       105M/16
YB03622               Marg 307                1/14/2006       105M/16
YB03623               Marg 308                1/14/2006       105M/16
YB03624               Marg 309                1/14/2006       105M/16
YB03625               Marg 310                1/14/2006       105M/16
YB03626               Marg 311                1/14/2006       105M/16
YB03627               Marg 312                1/14/2006       105M/16
YB03628               Marg 313                1/14/2006       105M/16
YB03629               Marg 314                1/14/2006       105M/16
YB03630               Marg 315                1/14/2006       105M/16
YB03631               Marg 316                1/14/2006       105M/16
YB03632               Marg 317                1/14/2006       105M/16
YB03633               Marg 318                1/14/2006       105M/16
YB03634               Marg 319                1/14/2006       105M/16
YB03635               Marg 320                1/14/2006       105M/16
YB03636               Marg 321                1/14/2006       105M/16
YB03637               Marg 322                1/14/2006       105M/16
YB03638               Marg 323                1/14/2006       105M/16
YB03639               Marg 324                1/14/2006       105M/16

YB03640               Marg 325                1/14/2006       105M/16
YB03641               Marg 326                1/14/2006       105M/16
YB03642               Marg 327                1/14/2006       105M/16
YB03643               Marg 328                1/14/2006       105M/16
YB03644               Marg 329                1/14/2006       105M/16
YB03645               Marg 330                1/14/2006       105M/16
YB03646               Marg 331                1/14/2006       105M/16
YB03647               Marg 332                1/14/2006       105M/16
YB03648               Marg 333                1/14/2006       105M/16
YB03649               Marg 334                1/14/2006       105M/16
YB03650               Marg 335                1/14/2006       105M/16
YB03651               Marg 336                1/14/2006       105M/16
YB03652               Marg 337                1/14/2006       105M/16
YB03653               Marg 338                1/14/2006       105M/16
YB03654               Marg 339                1/14/2006       105M/16
YB03655               Marg 340                1/14/2006       105M/16
YB03656               Marg 341                1/14/2006       105M/16
YB03657               Marg 342                1/14/2006       105M/16
YB03658               Marg 343                1/14/2006       105M/16
YB03659               Marg 344                1/14/2006       105M/16
YB03660               Marg 345                1/14/2006       105M/16
YB03661               Marg 346                1/14/2006       105M/16
YB03662               Marg 347                1/14/2006       105M/16
YB03663               Marg 348                1/14/2006       105M/16
YB03664               Marg 349                1/14/2006       105M/16
YB03665               Marg 350                1/14/2006       105M/16
YB03666               Marg 351                1/14/2006       105M/16
YB03667               Marg 352                1/14/2006       105M/16
YB03668               Marg 353                1/14/2006       105M/16
YB03669               Marg 354                1/14/2006       105M/16
YB03670               Marg 355                1/14/2006       105M/16
YB03671               Marg 356                1/14/2006       105M/16
YB03672               Marg 357                1/14/2006       105M/16
YB03673               Marg 358                1/14/2006       105M/16
YB03674               Marg 359                1/14/2006       105M/16
YB03675               Marg 360                1/14/2006       105M/16
YB03676               Marg 361                1/14/2006       105M/16
YB03677               Marg 362                1/14/2006       105M/16
YB03678               Marg 363                1/14/2006       105M/16
YB03679               Marg 364                1/14/2006       105M/16
YB03680               Marg 365                1/14/2006       105M/16
YB03681               Marg 366                1/14/2006       105M/16
YB03682               Marg 367                1/14/2006       105M/16
YB03683               Marg 368                1/14/2006       105M/16
YB03684               Marg 369                1/14/2006       105M/16
YB03685               Marg 370                1/14/2006       105M/16

402 claims

                                  SCHEDULE "B"

Attached to and forming part of the Agreement dated the 25th of November 2004, between Atna Resources Ltd. and Medallion Capital Corp.

    NET PROFIT INTEREST PAYABLE TO ARCHER CATHRO & ASSOCIATES (1981) LIMITED

                                   NET PROFITS

1. The Payer, thirty (30) days after the end of each fiscal year, shall furnish the Payee with a statement setting forth in reasonable detail the calculation of cumulative Net Profits to the end of the preceding fiscal year together with a cheque in Canadian funds in an amount equal to two percent (2%) of one third (1/3) of such Net Profits less all payments previously paid to the Payee in respect of such Net Profits.

2.   As used in this Schedule, the following  terms shall have the meaning   set
out opposite each:

2.1  An "Associated Corporation" of a particular member means:

        (a) a corporation which controls that member through the direct or indirect ownership of more than fifty percent (50%) of its issued voting shares; or

        (b) a corporation which that member controls through direct or indirect ownership of more than fifty percent (50%) of its issued voting shares.

Provided that Chevron Standard Limited will be deemed to be an Associated Corporation of Chevron; and further provided that only CRA Limited and companies controlled by it through the direct or indirect ownership of more that fifty percent (50%) of their issued voting shares will be considered to be Associated Corporations of Enterprise.

2.2 "Capital Costs" means all costs, shown as such on Payer's records paid by Payer in the exploration, development and bringing into production of the Claims.

2.3 "Claims" means the Claim described in Schedule A of this Agreement to which this Schedule is attached.

2.4 "Disbursements" means Payer's and its predecessor's share of all Capital Costs and Production Costs paid with respect to the exploration, development, bringing into production and operation of the Claims and shall also include the Payer's Working Capital. Such costs, which may have been paid prior to or subsequent to the date of commencement of production shall, without limiting the generality of the foregoing, include:

      (i) Taxes and royalties (other than taxes and royalties based on income).

     (ii) All labour directly and exclusively assigned to the project including related employee benefits (non-compulsory benefits not to exceed twenty percent (20%) of such labour costs.).

    (iii) Travel and moving expenses of on-site personnel charged in (ii) above.

     (iv) Material and equipment including related transportation costs and including a reasonable inventory of materials and supplies

      (v) Buildings, structures, machinery, and facilities including the cost of opening or constructing the workings from which mining is to be carried on.

     (vi)    Cost of contract services acquired.

    (vii) Use of operator's own facilities and equipment provided the rate charged is no higher than commercial rates in the area.

   (viii)    Design costs.

     (ix) Damage or losses not covered by insurance and not caused by gross negligence of Payer.

      (x)    Insurance premiums.

     (xi)    Legal services.

    (xii)    Communication costs.

   (xiii)    Office, camp, and housing costs solely related to the operation.

    (xiv)    Ecological and environmental costs.

     (xv)    Warehouse handling costs.

    (xvi)    Cost of physical inventory.

   (xvii) Interest or commitment fees on account of moneys borrowed from commercial or institutional lenders.

  (xviii) Cost of shipping ores or Products to a refinery or smelter and/or to a purchaser.

    (xix) Cost of refining and smelting if they are part of an agreement of sale of concentrates, except refining and smelting carried out by an Associated Corporation.

     (xx)    Overhead.

    (xxi)    Cost of acquisition of and retention of the Claims.

Disbursements shall not include Net Profit payments to the Payee hereunder depletion, depreciation, amortization, and other similar periodic write-offs.

2.5 "Net Profits" means the amount derived from subtracting the cumulative Disbursements from the cumulative Receipts. As part of the computation of Net Profits, interest calculated as hereinafter described will be added to cumulative Disbursements as at the end of each year. Such interest will be calculated for the entire year on the amount by which the average of the cumulative Disbursements on the last day of each month during the year in question exceeds the average of cumulative Receipts on the last day of each such month. The rate if interest will be the average of the prime lending rates charged by the main branch of the Bank of Montreal in Vancouver on the last day of each such month, plus two (2) percentage points.

2.6 "Overhead" means the cost to Payer or the operator if the Claims on behalf of the Payer of salaries, wages, employee benefits, and all other expenses of employees not covered above plus the cost of operating and maintaining offices not solely related to the operation. Notwithstanding that the actual overhead may be greater or less, overhead shall be calculated as follows:

      (i) Ten percent (10%) of all Disbursements which are deemed to be Production Costs; plus

     (ii) Five percent (5%) of all Disbursements which are deemed to be Capital Costs.

2.7 "Payee" means Archer Cathro & Associates (1981) Limited, its successors or assigns.

2.8 "Payer" means the Purchaser or its successors or assigns, which, under the Agreement to which this is attached as Schedule "B", is required to make Net Profit payments to the Payee.

2.9 "Production Costs" means all costs, shown as such on Payer's records, paid by Payer in the operation of the Claims or to mine, mill, concentrate, refine, smelt or otherwise deal with Products, but excludes Capital Costs.

2.10 "Production" means ore mined from the Claims and includes concentrates and metal produced from such ore through milling, concentrating, refining, smelting, or other beneficiation.

2.11 "Receipts" means the amount received by the Payer for production from the Claims determined as follows:

      (i) If Products are sold to an Associate Corporation or are further processed by an Associate Corporation the amount received shall be the amount agreed upon by the Payer and the Payee as being the value of the Products at the point of sale or delivery for further processing. If the Payer and the Payee fail to so agree, such value shall be determined pursuant to the Arbitration Act of British Columbia by a single arbitrator appointed pursuant to that Act and the decision of such arbitrator shall be final.

     (ii) If Products are not sold to an Associated Corporation the amount received shall be the actual selling price at the point of sale less costs of selling and marketing (including but not limited to rebates other allowances made or given in connection with such sale).

2.12 "Working Capital" of a Payer means the amount by which that Payer's current assets of the mining operation exceed that Payer's current liabilities thereof, as determined in accordance with generally accepted accounting principles consistently applied. Changes in the level of Working Capital between the last day of the fiscal year and the corresponding day of the just prior fiscal year shall be added to cumulative Disbursements in the case of an increase (or subtracted in the case of a decrease) over the prior level of Working Capital.

3. Payer may remove reasonable quantities of ore from the Claims for the purpose of bulk sampling and other testing. Such quantities shall not be included in the calculation of Net Profits.

4. The Payee, upon written notice to the Payer, shall have the right to audit Payer's accounts and records maintained for the Claims for any fiscal years within the twenty-four (24) month period next following the end of such fiscal year. All statements rendered and all payments made to the Payee shall be conclusively presumed to be true and correct after the said twenty-four (24) months with the exception of those specific statements and accounts Payee takes written exception to and claims adjustment for within the said twenty-four (24) month period. Costs of such audits shall be borne by the Payee and all information obtained shall be held confidential.